INCOME
OPPORTUNITIES
FUND 1999, INC.









FUND LOGO








Annual Report

December 31, 1995



Officers and Directors
Arthur Zeikel, President and Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
Michael J. Hennewinkel, Secretary

Custodian and Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
IOF









This report, including the financial information herein, is transmitted to the shareholders of Income Opportunities Fund 1999, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance.

The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Income Opportunities
Fund 1999, Inc.
Box 9011
Princeton, NJ
08543-9011








INCOME OPPORTUNITIES FUND 1999, INC.



The Benefits and
Risks of
Leveraging

Income Opportunities Fund 1999, Inc. is authorized to borrow funds and utilize leverage in amounts not exceeding 331/3% of its total assets (including the amount borrowed). The Fund's ability to leverage creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow or use leverage when the Investment Adviser believes that it will benefit the Fund. To the extent that the income derived from securities purchased with borrowed funds exceeds the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used.

Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. In this case, the Fund may nevertheless maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.

Per Share
Selected Quarterly
Financial Data*
(unaudited)
                                                                       Net      Realized   Unrealized  Dividends/Distributions
                                                                    Investment   Gains       Gains    Net Investment   Capital
For the Quarter                                                       Income    (Losses)    (Losses)      Income        Gains
January 1, 1994 to March 31, 1994                                     $.16       $(.05)       $(.44)       $.10           --
April 1, 1994 to June 30, 1994                                         .14        (.24)        (.10)        .16           --
July 1, 1994 to September 30, 1994                                     .15        (.01)        (.03)        .14           --
October 1, 1994 to December 31, 1994                                   .15        (.09)        (.15)        .19           --
January 1, 1995 to March 31, 1995                                      .13        (.07)         .46         .08           --
April 1, 1995 to June 30, 1995                                         .14        (.02)         .50         .13           --
July 1, 1995 to September 30, 1995                                     .12         .03          .09         .10           --
October 1, 1995 to December 31, 1995                                   .16         .03          .21         .19           --


                                                                Net Asset Value              Market Price**
For the Quarter                                                 High        Low           High           Low         Volume***
January 1, 1994 to March 31, 1994                              $9.46        $8.88         $8.75         $7.875        6,084
April 1, 1994 to June 30, 1994                                  8.81         8.52          8.25          7.625        4,210
July 1, 1994 to September 30, 1994                              8.76         8.50          8.25          7.50         5,988
October 1, 1994 to December 31, 1994                            8.54         8.20          8.00          6.875        5,801
January 1, 1995 to March 31, 1995                               8.69         8.21          7.75          7.25         5,854
April 1, 1995 to June 30, 1995                                  9.24         8.73          8.125         7.375        5,463
July 1, 1995 to September 30, 1995                              9.33         9.11          8.375         7.75         6,740
October 1, 1995 to December 31, 1995                            9.50         9.34          8.375         8.00         6,427

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.





DEAR SHAREHOLDER

For the year ended December 31, 1995, Income Opportunities Fund 1999, Inc. earned $0.500 per share income dividends, which included earned and unpaid dividends of $0.042 per share, representing a net annualized yield of 5.26%, based on a month-end net asset value of $9.50 per share. Over the same period, the Fund's total investment return was +22.94%, based on an increase in per share net asset value from $8.22 to $9.50, and assuming reinvestment of $0.500 per share income dividends.

Economic Environment
Economic data released during December 1995 indicated a slowing economy. Gross domestic product (GDP) growth was forecast at 2.6% for the year, and even slower in 1996. Retail sales for the holiday period appeared weak, signaling a possible retrenchment by the consumer. Consumer activity represents two thirds of the GDP, and consumers are currently saddled with record levels of debt.

Leading economic indicators (LEI) were negative for seven of the last nine months. During the one-year period ended December 31, 1995, LEI were negative for four consecutive months. In the June 30, 1995 shareholders' letter, we reported that negative LEI for three consecutive months has been a predictor of all nine recessions since World War II, but has also occurred three times when a recession did not follow.

The National Association of Purchasing Managers (NAPM) Index surveys purchasing managers for information relating to the manufacturing sector. A rating below 50 indicates a contraction in the manufacturing sector. The NAPM Index has been below 50 for seven of the last eight months. In addition, housing starts continued to decline since August 1995, even though the decline in interest rates has meant very attractive mortgage financing. This, in turn, does not bode well for durable good expenditures which turned negative in October 1995.

The good news is that inflation remains well under control with the Consumer Price Index (CPI) at 2.6% and slowing. In addition, the CPI annualized rate was only 1.8% for the past six months. We expect the Federal Reserve Board to look at the combination of slow growth and low inflation and it is likely to further reduce short-term interest rates in its orchestration of a soft landing for the economy.

Federal Reserve Board Chairman Alan Greenspan appears intent on controlling inflation. Therefore, with low inflation, real interest rates are high especially at the short end of the yield curve. Long-term interest rates are at appropriate levels given the rate of inflation, but near term there is uncertainty regarding the budget negotiations between Congress and President Clinton which may cause fluctuations within a trading range.

Although 1996 may be a more temperate year for returns on fixed-income investments, the expected steepening of the yield curve will provide many opportunities. Also, there will be a greater focus on yield and coupon flow as these components will play a more important role in investment returns.

Investment Activities
1995 was a strong bull market for fixed-income securities. Yield declines on the five-year Treasury note and 30-year Treasury bond were 245 basis points (2.45%) and 193 basis points, respectively, with year-end yields at 5.37% and 5.95%. This strong bull market was evidenced by the Fund's total investment return of +22.94%. This helps offset the impact of 1994--the worst bond market on record-- when the Fund's total investment return was -4.97%.

But 1995's rally still did not bring us back to the low interest rates seen in late 1993. This is especially true for the short end of the yield curve where the three-month Treasury bill only declined 61 basis points in 1995. While the ten-year Treasury note yield is only 40 basis points above its 1993 low, the one-year Treasury bill yield is 198 basis points over its 1993 low. This exemplifies the flattening of the yield curve.

Although the general decline in interest rates during 1995 led to an increase in the Fund's net asset value from $8.22 to $9.50, the relatively high level of short-term interest rates kept borrowing costs high, which subsequently hampered the portfolio yield and dividend payout.

In 1996, we expect short-term interest rates to decline. This would be beneficial to the Fund both in terms of yield and price appreciation. The Fund's yield would benefit from a reduction in borrowing costs. In addition, an interest rate decline would generate higher coupons on the positions of inverse floating rate securities backed by balloon mortgages. Finally, for most of the interest rate swap agreements--for which we pay a floating rate and collect a fixed rate--the reset would be in the Fund's favor. However, the Fund's adjustable rate assets would go down in coupon. In such a scenario, price appreciation would likely come from the increased value of the front loaded cash flows of mortgage-backed securities and from "rolling down" the yield curve.

Our primary focus continues to be the return of $10.00 per share on the Fund's termination date. Therefore, we continue to structure the portfolio to limit cash flows beyond the Fund's maturity which helps us avoid sales at prevailing market rates. Municipal securities continued to provide tax-exempt income, which is retained to increase the Fund's net asset value. Also, we are in the process of completing the Fund's second share repurchase program. These repurchases, made when the stock price is 10% or more below the net asset value, both support the market price of the Fund's shares and increase their net asset value as the discount on the shares repurchased accrues to the Fund.

As of December 31, 1995, 3.4% of the Fund's net assets was invested in interest only (IO) securities and 12.7% was invested in inverse floating rate (IF) securities. The IFs are all based on seven-year balloon mortgages and most were purchased at a large discount which assures a minimum return even if the coupon declines to zero and mortgage prepayments stop completely.

However, while IOs are generating positive returns at current prepayment speeds, these returns are offsetting the negative yield carryforwards that occurred in 1992 and 1993. Also, with the return to lower interest rates, an increase in prepayment speeds is possible. On a positive note, the underlying mortgages are aged and may exhibit "burnout" characteristics. This means that those mortgagors that did not refinance before are less likely to act now.

In Conclusion
We thank you for your continued investment in Income Opportunities Fund 1999, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager



February 6, 1996





Proxy Results

During the six-month period ended December 31, 1995, Income Opportunities Fund 1999, Inc. shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on October 13, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted            Shares Voted
                                                                                      For              Without Authority
1. To elect the Fund's Board of Directors:      Joe Grills                         48,264,532              1,623,270
                                                Walter Mintz                       48,262,192              1,625,610
                                                Melvin R. Seiden                   48,255,276              1,632,526
                                                Stephen B. Swensrud                48,264,371              1,623,431
                                                Harry Woolf                        48,225,688              1,662,114
                                                Arthur Zeikel                      48,221,519              1,666,283


                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For           Against         Abstain
2. To ratify the selection of Ernst & Young LLP as the independent auditors
   of the Fund to serve for the current fiscal year.                               48,296,732       461,414        1,129,656



SCHEDULE OF INVESTMENTS
                    S&P      Moody's        Face                                                              Value    Percent of
                   Rating     Rating       Amount                     Issue                    Cost         (Note 1a)  Net Assets
Adjustable Rate++   AAA       Aaa      $ 35,000,000   Prudential Home Mortgage Securities
Mortgage-Backed                                       Company, Inc., REMIC** 93-25-A1,
Obligations*--                                        8.40% due 7/25/2023                  $ 35,994,343    $ 36,050,000    7.6%
Constant Maturity
Treasury Indexed
Obligations


Adjustable Rate++   NR+++     AA++++     10,000,000   Homart Pooled Asset Finance Trust
Mortgage-Backed                                       Corporation, CMO*** 93-A2, 7.50%
Obligations*--                                        due 12/29/2001++++++++                 10,000,000      10,028,125    2.1
London Interbank    A         Aa2        26,000,000   Saxon Mortgage Securities
Offered Rate                                          Corporation, REMIC** 92-2-B,
Indexed                                               7.931% due 10/25/2022                  26,762,843      26,325,000    5.6
Obligations         AAA       Aaa         6,247,686   Sears Mortgage Securities
                                                      Corporation, REMIC** 92-18-A2,
                                                      7.5828% due 9/25/2022                   6,383,802       6,310,163    1.4
                                                                                           ------------    ------------  ------
                                                                                             43,146,645      42,663,288    9.1

                                                      Total Investments in Adjustable
                                                      Rate Mortgage-Backed Obligations       79,140,988      78,713,288   16.7

Fixed Rate          AAA++++++ Aaa         7,377,550   American Southwest Financial
Mortgage-Backed                                       Securities Corp., 95-C1-A1A,
Obligations*                                          7.30% due 10/17/2001                    7,480,636       7,663,430    1.6
                    AAA       AAA++++++  22,000,000   CBA Mortgage Inc., CMO*** 93-
                                                      C1-A2, 7.154% due 12/25/2003           22,303,079      22,783,750    4.8
                    AAA       Aaa         5,366,245   CMC Securities Corporation,
                                                      REMIC** 93-B-2, 11% due
                                                      4/25/2023 (b)                           5,412,888       5,465,185    1.2
                    AAA       AAA++++++  21,000,000   CS First Boston Mortgage
                                                      Securities Corp., REMIC**
                                                      95-WF1-A1, 6.452% due
                                                      12/21/2027 (d)                         21,000,000      21,078,750    4.5
                    AAA       AAA++++++   4,600,000   Debartolo Corp., CMO***A2,
                                                      7.48% due 5/01/2001++++++++             4,555,348       4,864,500    1.0
                    A         AA++++++   14,585,000   DLJ Mortgage Acceptance Corp.,
                                                      REMIC** 93-MF7-A2, 7.95% due
                                                      6/18/2003                              14,531,959      15,314,250    3.3
                                                      Federal Home Loan Mortgage
                                                      Corporation, Pool (1):
                    NR+++     NR+++       4,079,897     #W00062, 7.225% due 11/01/1997        4,150,235       4,148,745    0.9
                    NR+++     NR+++      14,730,015     #W00058, 6.925% due 6/01/2001        14,958,469      15,016,482    3.2
                                                      Federal Home Loan Mortgage
                                                      Corporation, REMIC**(1):
                    NR+++     NR+++       3,500,000     1341-G, 7% due 12/15/2003 (c)         3,514,324       3,536,094    0.7
                    NR+++     NR+++       2,000,000     1224-F, 6.80% due 8/15/2005 (b)       2,010,721       2,020,000    0.4
                    NR+++     NR+++       5,642,600     1784-PD, 7% due 9/15/2014 (c)         5,635,547       5,749,280    1.2
                                                      Federal National Mortgage
                                                      Association, Pool (1):
                    NR+++     NR+++      15,000,000     #160159, 7.516% due 7/01/1999        15,024,264      15,759,375    3.3
                    NR+++     NR+++      29,760,182     #80306, 8% due 3/01/2000             30,556,892      31,369,092    6.7
                    NR+++     NR+++       4,246,939     #160238, 8.18% due 4/01/2001          4,365,434       4,525,644    1.0
                    NR+++     NR+++       5,532,598     #160239, 8.305% due 4/01/2001         5,716,590       5,906,048    1.3
                    NR+++     NR+++      10,673,218     #160240, 8.43% due 4/01/2001         11,308,068      11,433,685    2.4
                    NR+++     NR+++       9,237,924     #73063, 8.20% due 1/01/2002           9,155,649       9,844,163    2.1
                    NR+++     NR+++       1,935,401     #190626, 11.25% due 2/01/2016 (c)     2,203,269       2,175,178    0.5
                                                      Federal National Mortgage
                                                      Association, REMIC**(1):
                    NR+++     NR+++       9,728,538     94-M2-A, 6.625% due 2/25/2001         9,591,730       9,716,377    2.1
                    NR+++     NR+++      11,000,000     92-20-PG, 7% due 5/25/2005           11,049,454      11,103,070    2.4
                    NR+++     NR+++       6,299,047     92-2-Z, 7.50% due 5/25/2005           6,349,454       6,344,274    1.3
                    NR+++     NR+++       9,440,637     94-M5-A, 8.40% due 2/25/2009          9,754,904      10,089,680    2.1
                    NR+++     NR+++       7,280,000     G93-26-PE, 5.90% due 7/25/2015 (c)    6,864,813       7,254,957    1.5
                    NR+++     NR+++       5,223,000     G93-16-E, 5% due 11/25/2015 (c)       4,743,137       5,072,839    1.1
                    NR+++     NR+++       5,000,000     G93-3-E, 6% due 1/25/2016 (c)         4,759,375       4,976,550    1.1
                    NR+++     NR+++       5,000,000     G93-20-PE, 5.90% due 5/25/2016
                                                        (c)                                   4,912,500       4,975,000    1.1
                    NR+++     NR+++       5,000,000     92-122-PG, 7.50% due 9/25/2017
                                                        (b)                                   5,060,790       5,065,625    1.1
                    AA        AA++++      4,451,682   FSA Capital Inc., 95-A, 7.42%
                                                      due 6/01/2007++++++++                   4,479,449       4,649,921    1.0
                    AAA       AA++++     11,138,000   GE Capital Mortgage Services,
                                                      Inc., REMIC** 95-9-DG, 6.375%
                                                      due 11/25/2025                         11,037,062      11,207,612    2.4
                                                      Kidder Peabody Acceptance
                                                      Corporation, REMIC**:
                    NR+++     AAA++++     5,000,000     93-M2-A, 6.05% due
                                                        8/01/2003++++++++                     4,650,000       4,953,125    1.0
                    AA++++++  Aa2         9,660,000     93-M3-B, 6.50% due
                                                        11/25/2025 (d)                        9,572,456       9,660,000    2.0
                    AAA++++   AAA++++++   4,160,228   Nomura Assets Securities Corp.,
                                                      REMIC** 94-MD1-A1A, 7.376% due
                                                      3/15/2018 (c)                           4,167,935       4,278,535    0.9
                                                      Prudential Home Mortgage
                                                      Securities Company, Inc.,
                                                      REMIC**:
                    AAA++++   Aaa        18,760,000     92-36-A8, 6.50% due
                                                        10/01/1999 (1)                       18,461,013     18,806,900     4.0
                    AAA++++   Aaa        16,800,000     93-40-A3, 6.50% due
                                                        12/25/2023 (1)(c)                    16,485,000      16,653,000    3.5
                    AAA++++   Aaa         4,836,199     94-32-A5, 8.25% due
                                                        12/25/2024 (b)                        4,869,212       4,957,104    1.1
                                                      Resolution Trust Corporation,
                                                      REMIC**:
                    A++++++   A2          7,971,919     92-C7-B, 7.15% due 6/25/2023 (b)      8,047,146       8,036,068    1.7
                    AA++++++  Aa2         7,714,525     92-C7-1C, 7.90% due 6/25/2023 (a)     8,058,946       7,772,384    1.5
                    A2        AA++++     22,518,151     92-C6-B, 7.70% due 7/25/2024 (b)     22,631,151      23,017,773    4.9
                    AA        AA+++++++   5,000,082     93-C2-B, 7.75% due 3/25/2025 (d)      5,090,972       5,196,960    1.1
                    AA        AA++++++    2,629,780     92-C5-A1C, 7.85% due 5/25/2025 (b)    2,636,327       2,638,820    0.6
                    AA        AA++++     19,559,445   Ryland Mortgage Securities
                                                      Corporation, REMIC** 93-M1-A,
                                                      7.55% due 5/15/2000                    19,756,198      20,146,228    4.3
                    AA++++    Aa2        10,000,000   Salomon Brothers Mortgage
                                                      Securities VII, Inc., REMIC**
                                                      93-C1-A2, 6.90% due 1/18/2023 (c)      10,291,877      10,025,000    2.1
                    AA++++    Aa2        27,350,000   Town & Country Funding Corpor-
                                                      ation, CMO***, 5.85% due
                                                      8/15/1998                              27,169,578      27,055,133    5.8
                    AAA       AAA++++++  40,375,000   Vornado Finance Corp., CMO***,
                                                      6.36% due 12/01/2000++++++++           36,531,172      40,753,516    8.7

                                                      Total Investments in Fixed Rate
                                                      Mortgage-Backed Obligations           460,905,023     473,060,102  100.5

SCHEDULE OF INVESTMENTS (continued)
                    S&P      Moody's        Face                                                              Value    Percent of
                   Rating     Rating       Amount                     Issue                    Cost         (Note 1a)  Net Assets
Derivative          AAA       Aaa      $ 37,929,224   CMC Securities Corporation II,
Mortgage-Backed                                       REMIC** 93-21-A3, 0.50% due
Obligations*--                                        9/25/2023                            $    505,537    $    227,575    0.0%
Interest Only (3)                                     DLJ Mortgage Acceptance Corpor-
                                                      ation, REMIC**:
                    AAA       Aaa        94,994,458     92-9-A1, 0.615% due 10/25/2022        1,548,492       1,206,430    0.3
                    AAA       Aaa        36,355,421     93-20-1S, 0.747% due 11/25/2023         753,386         505,340    0.1
                                                      Federal Home Loan Mortgage
                                                      Corporation, REMIC**:
                    NR+++     NR+++       9,399,791     G-24-IA, 6.50% due 8/25/2013 (1)        767,923         806,326    0.2
                    NR+++     NR+++      49,566,711     1547-SC, 3.331% due 3/15/2017 (5)     3,758,318       2,184,033    0.5
                    NR+++     NR+++      10,449,360     92-1392, 8% due 7/15/2022 (1)         4,333,455       2,298,859    0.5
                    NR+++     NR+++       5,788,278     92-1397, 8% due 10/15/2022            2,460,484       1,155,847    0.2
                                                      Federal National Mortgage
                                                      Association, REMIC**:
                    NR+++     NR+++       9,287,542     92-G-5H, 9% due 1/25/2022             3,864,933       1,953,286    0.4
                    NR+++     NR+++       2,713,275     92-15-W, 8% due 2/25/2022             1,273,073         569,788    0.1
                    NR+++     NR+++       8,803,668     120-2, 8% due 3/25/2022 (1)           4,810,663       2,013,839    0.4
                    NR+++     NR+++          74,354     92-196-L, 1,187.608% due
                                                        8/25/2006                             1,982,324       1,375,364    0.3
                    AAA       AAA++++    86,293,830   Fund America Investors Corpor-
                                                      ation II, REMIC** 93-J,
                                                      0.25% due 11/25/2023                      576,904         334,389    0.1
                    AAA++++   AAA++++    54,621,130   Mortgage Capital Fund Inc.,
                                                      REMIC** 94-MCI-11, 1.028%
                                                      due 6/25/2019                           1,237,317       1,263,114    0.3
                                                                                           ------------    ------------  ------
                                                                                             27,872,809      15,894,190    3.4


Derivative          NR+++     NR+++       8,448,443   Government National Mortgage
Mortgage-Backed                                       Association,  REMIC** 94-5-PA,
Obligations*--                                        8.024% (2) due 6/16/2012 (1)            7,417,056       7,545,516    1.6
Principal Only (4)

Derivative                                            Federal Home Loan Mortgage
Mortgage-Backed                                       Corporation, REMIC**:
Obligations*--      NR+++     NR+++      11,244,406     1453-SC, 6.36% due
Inverse                                                 1/15/2000 (1)                        10,285,117      11,065,198    2.4
Floaters (5)        NR+++     NR+++       3,101,660     1516-SC, 4.212% due 6/15/2000         2,334,968       2,838,019    0.6
                    NR+++     NR+++       9,871,865     1765-A-S, 5.98% due 1/15/2002
                                                        (1)                                   8,181,308       9,618,898    2.0
                    NR+++     NR+++       6,556,127     1743-S, 5.10% due 8/15/2001 (1)       5,482,561       6,162,759    1.3
                                                      Federal National Mortgage
                                                      Association, REMIC**:
                    NR+++     NR+++       5,003,830     93-81-S, 1.509% due 6/25/2000
                                                        (1)                                   3,366,640       4,178,198    0.9
                    NR+++     NR+++      10,000,000     93-123-S, 7.332% due 7/25/2000       11,103,295       9,900,000    2.1
                    NR+++     NR+++      10,000,000     X-169-B, 3.423% due 9/25/2000
                                                        (1)                                   7,650,000       9,000,000    1.9
                                                      Prudential Home Mortgage
                                                      Securities Company, Inc.,
                                                      REMIC** (1):
                    AAA++++   Aaa         3,319,298     93-59-A6, 1.86% due 12/25/2000        2,602,537      2,804,807     0.6
                    AAA++++   Aaa         5,203,532     93-59-A8, 2.36% due 12/25/2000        4,162,826      4,449,020     0.9
                                                                                           ------------    ------------  ------
                                                                                             55,169,252      60,016,899   12.7

                                                      Total Investments in Derivative
                                                      Mortgage-Backed Obligations            90,459,117      83,456,605   17.7

                                                      Total Investments in Mortgage-
                                                      Backed Obligations                    630,505,128     635,229,995  134.9


Municipal Bonds     AA        Aa          4,600,000   Alabama State Refunding Bonds,
                                                      5.70% (2) due 9/01/2000                 3,518,971       3,751,852    0.8
                    AAA       Aaa         2,445,000   Allegheny County, Pennsylvania,
                                                      Sanitation Authority Revenue Bonds,
                                                      5.75% (2) due 12/01/2000 (7)            1,846,961       1,975,047    0.4
                    AAA       Aaa         1,500,000   Austin, Texas, Utility Systems,
                                                      Revenue Refunding Bonds, Series A,
                                                      5.69% (2) due 5/15/2000 (7)             1,168,406       1,240,607    0.3
                    AAA       Aaa         1,190,000   Conroe, Texas, Independent School
                                                      District, Schoolhouse Refunding
                                                      Bonds, 5.75% (2) due 2/01/2000 (9)        939,729         996,006    0.2
                                                      Contra Costa, California, School
                                                      Funding Authority Revenue Bonds
                                                      (Site A) (8):
                    AAA       Aaa         1,325,000     5.85% (2) due 9/01/1999               1,072,614       1,141,540    0.2
                    AAA       Aaa         1,325,000     6.10% (2) due 9/01/2000               1,001,113       1,085,652    0.2
                    AAA       Aaa        12,260,000   Houston, Texas, Water & Sewer
                                                      System, Revenue Refunding Bonds,
                                                      5.65% (2) due 12/01/2000 (6)            9,301,359       9,860,595    2.1
                                                      Maricopa County, Arizona, School
                                                      District No. 28, Refunding Bonds,
                                                      Second Series (7):
                    AAA       Aaa         3,000,000     5.55% (2) due 1/01/1999               2,545,610       2,661,750    0.6
                    AAA       Aaa         4,000,000     5.70% (2) due 1/01/2000               3,194,624       3,379,360    0.7
                    AAA       Aaa         9,350,000     5.70% (2) due 7/01/2000               7,260,554       7,704,400    1.6

                                                      Maricopa County, Arizona, School
                                                      District No. 41, Refunding Bonds,
                                                      Second Series (7):
                    AAA       Aaa         1,000,000     5.65% (2) due 1/01/2000                 799,212         844,840    0.2
                    AAA       Aaa         1,500,000     5.65% (2) due 7/01/2000               1,165,692       1,236,000    0.3
                    AAA       Aaa         3,500,000     5.90% (2) due 1/01/2001               2,616,943       2,815,960    0.6
                    AAA       Aaa         5,000,000     5.90% (2) due 7/01/2001               3,631,363       3,909,700    0.8
                    AA-       A           2,045,000   Michigan State Building Authority
                                                      Revenue Bonds, Series I, 5.20%
                                                      due 10/01/2001                          2,001,217       2,125,143    0.4
                    AAA       Aaa         7,000,000   North Slope Boro, Alaska, Revenue
                                                      Refunding Bonds, Series A, 5.90%
                                                      (2) due 6/30/2001 (9)                   5,080,997       5,444,880    1.2
                    AAA       Aaa         2,265,000   Penn Hills, Pennsylvania, School
                                                      District Refunding Bonds, 5.75%
                                                      (2) due 10/01/2000 (9)                  1,726,220       1,844,367    0.4
                    AAA       Aaa         2,510,000   Rosemont, Illinois, Revenue
                                                      Bonds, Series B (Tax Increment 2),
                                                      5.80% (2) due 12/01/2001 (7)            1,778,206       1,912,821    0.4
                    AAA       Aaa         3,000,000   Round Rock, Texas, Independent
                                                      School District Refunding Bonds,
                                                      5.74% (2) due 2/15/2001                 2,248,829       2,382,900    0.5
                    AA        Aa          6,000,000   Washington State Public Power
                                                      Supply Systems, Revenue Refunding
                                                      Bonds (Nuclear Project No. 3),
                                                      Series B, 5.98% (2) due 7/01/2001       4,308,076       4,579,500    1.0

                                                      Total Investments in Municipal
                                                      Bonds                                  57,206,696      60,892,920   12.9


US Government       NR+++     NR+++       6,000,000   United States Treasury Notes,
Obligations                                           5.25% due 12/31/1997                    5,992,500       6,010,320    1.3

                                                      Total Investments in US Government
                                                      Obligations                             5,992,500       6,010,320    1.3

SCHEDULE OF INVESTMENTS (concluded)
                                            Face                                                              Value    Percent of
                                           Amount                    Issue                      Cost        (Note 1a)  Net Assets
Short-Term          Repurchase         $  2,285,000   Nikko Securities International,
Securities          Agreements+++++                   Inc., purchased on 12/29/1995
                                                      to yield 5.80% to 1/02/1996          $  2,285,000    $  2,285,000    0.5%
                                          5,000,000   Nikko Securities International,
                                                      Inc., purchased on 12/29/1995
                                                      to yield 5.85% to 1/02/1996             5,000,000       5,000,000    1.1
                                                                                           ------------    ------------  ------
                                                                                              7,285,000       7,285,000    1.6

                    US Government &          14,000   United States Treasury Bills,
                    Agency                            5.22% due 7/25/1996 (10)                   13,601          13,595    0.0
                    Obligations****

                                                      Total Investments in Short-Term
                                                      Securities                              7,298,601       7,298,595    1.6


                                                      Total Investments                    $701,002,925     709,431,830  150.7
                                                                                           ============
                                                      Interest Rate Swaps                                      (278,000)  (0.1)

                                                      Variation Margin on Financial
                                                      Futures Contracts*****                                    (12,992)  (0.0)

                                                      Liabilities in Excess of Other
                                                      Assets                                               (238,458,093) (50.6)
                                                                                                           ------------  ------
                                                      Net Assets                                           $470,682,745  100.0%
                                                                                                           ============  ======

                    Average life estimates are made using realistic prepayment assumptions. Corresponding average life estimates for bonds are as follows:
                      (a)0--1 years.
                      (b)1--2 years.
                      (c)2--4 years.
                      (d)4--6 years.
                   *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                  **Real Estate Mortgage Investment Conduits (REMIC) are identified by the year created, series issued, and the particular tranche.
                 ***Collateralized Mortgage Obligation (CMO).
                ****Certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
               *****Financial futures contracts sold as of December 31, 1995 were as follows:

                    Number of                       Expiration         Value
                    Contracts       Issue              Date          (Note 1a)

                       30         Eurodollar        June 1996        $28,479,000

                    Total Financial Futures Contracts Sold
                    (Total Contract Price--$28,463,758)              $28,479,000
                                                                     ===========

                  ++Adjustable Rate Mortgage-Backed Obligations have coupon rates which reset periodically to reflect changes in a referenced interest rate.
                ++++Rating of issue is by Fitch Investors Service.
              ++++++Rating of issue is by Duff & Phelps.
                 (1)Security represents collateral in connection with a Reverse
                    Repurchase Agreement (Note 5).
                 (2)Represents the approximate yield to maturity.
                 (3)Securities which receive some or all of the interest portion of the under-lying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
                 (4)Represents the principal only portion of a mortgage-backed
                    obligation.Stripped securities are traded on a discount basis and amortized to maturity.
                 (5)Instruments with variable or floating interest rates that move in the opposite direction of short-term interest rates.
                 (6)AMBAC Insured.
                 (7)FGIC Insured.
                 (8)FSA Insured.
                 (9)MBIA Insured.
                (10)Security represents collateral in connection with financial futures contracts.
                 +++Not Rated.
               +++++Repurchase Agreements are fully collateralized by US Government
                    & Agency Obligations.
            ++++++++Restricted security. The value of the Fund's investment in restricted securities was approximately $65,249,000, representing
                    13.8% of net assets.


                                                   Acquisition                        Value
                    Issue                             Date               Cost       (Note 1a)

                    Debartolo Corp., CMOA2,
                      7.48% due 5/01/2001            2/27/1995      $  4,555,348   $  4,864,500
                    FSA Capital Inc., 95-A,
                      7.42% due 6/01/2007            5/23/1995         4,479,449      4,649,921
                    Homart Pooled Asset Finance
                      Trust Corporation, CMO93-A2,
                      7.50% due 12/29/2001          12/29/1993        10,000,000     10,028,125
                    Kidder Peabody Acceptance
                      Corporation, REMIC, 93-M2-A,
                      6.05% due 8/01/2003            4/11/1995         4,650,000      4,953,125
                    Vornado Finance Corp., CMO,
                      6.36% due 12/01/2000          12/08/1994        36,531,172     40,753,516

                    Total                                           $ 60,215,969   $ 65,249,187
                                                                    ============   ============

                    Ratings of issues shown have not been audited by Ernst & Young LLP.




                    See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of December 31, 1995
Assets:             Investments, at value (identified cost--$701,002,925) (Note 1a)                         $709,431,830
                    Cash                                                                                         286,931
                    Receivables:
                      Interest                                                             $  4,714,098
                      Principal paydowns                                                         91,575
                      Interest rate swap contracts                                                8,974        4,814,647
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      21,804
                    Prepaid expenses and other assets                                                             10,210
                                                                                                            ------------
                    Total assets                                                                             714,565,422
                                                                                                            ------------


Liabilities:        Interest rate swaps, at value (Notes 1b & 3)                                                 278,000
                    Payables:
                      Reverse repurchase agreements (Note 5)                                228,654,332
                      Securities purchased                                                    5,992,500
                      Interest expense (Note 5)                                               5,724,594
                      Dividends to shareholders (Note 1f)                                     2,067,829
                      Capital shares repurchased                                                739,530
                      Investment adviser (Note 2)                                               227,647
                      Variation margin (Note 1b)                                                 12,992      243,419,424
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       185,253
                                                                                                            ------------
                    Total liabilities                                                                        243,882,677
                                                                                                            ------------

Net Assets:         Net assets                                                                              $470,682,745
                                                                                                            ============


Capital:            Capital stock, $0.10 par value, 200,000,000 shares authorized                           $  4,956,733
                    Paid-in capital in excess of par                                                         475,281,793
                    Undistributed investment income--net                                                       7,383,175
                    Accumulated realized capital losses on investments--net (Note 6)                         (25,074,619)
                    Unrealized appreciation on investments--net                                                8,135,663
                                                                                                            ------------
                    Net assets--Equivalent to $9.50 per share based on 49,567,327
                    shares outstanding (market price--$8.25)                                                $470,682,745
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 44,415,957
(Note 1d):          Other                                                                                         17,316
                                                                                                            ------------
                    Total income                                                                              44,433,273
                                                                                                            ============


Expenses:           Interest expense (Note 5)                                             $  13,848,130
                    Investment advisory fees (Note 2)                                         2,529,176
                    Accounting services (Note 2)                                                134,913
                    Printing and shareholder reports                                            114,207
                    Transfer agent fees                                                         104,865
                    Professional fees                                                            90,552
                    Custodian fees                                                               49,321
                    Trustees' fees and expenses                                                  45,226
                    Amortization of organization expenses (Note 1e)                              13,176
                    Pricing fees                                                                  4,288
                    Listing fees                                                                    375
                    Other                                                                        68,918
                                                                                           ------------
                    Total expenses                                                                            17,003,147
                                                                                                            ------------
                    Investment income--net                                                                    27,430,126
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,876,062)
Unrealized Gain     Change in unrealized appreciation/depreciation on
(Loss) on           investments--net                                                                          61,650,129
Investments                                                                                                 ------------
(Notes 1b,          Net Increase in Net Assets Resulting from Operations                                    $ 87,204,193
1d & 3):                                                                                                    ============



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Year Ended Dec. 31,
                    Increase (Decrease) in Net Assets:                                         1995             1994
Operations:         Investment income--net                                                 $ 27,430,126     $ 33,431,042
                    Realized loss on investments--net                                        (1,876,062)     (22,098,045)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         61,650,129      (40,418,007)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               87,204,193      (29,085,010)
                                                                                           ------------     ------------


Dividends to        Investment income--net                                                  (25,472,302)     (32,680,981)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends
                    to shareholders                                                         (25,472,302)     (32,680,981)
                                                                                           ------------     ------------


Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (30,816,624)     (15,613,310)
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                  30,915,267      (77,379,301)
                    Beginning of year                                                       439,767,478      517,146,779
                                                                                           ------------     ------------
                    End of year*                                                           $470,682,745     $439,767,478
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1h)                         $  7,383,175     $  5,428,500
                                                                                           ============     ============

STATEMENT OF CASH FLOWS
                    For the Year Ended December 31, 1995
Cash Provided       Net increase in net assets resulting from operations                                    $ 87,204,193
by Operating        Adjustments to reconcile net increase in net assets resulting from
Activities:         operations to net cash provided by operating activities:
                      Decrease in receivables                                                                    687,431
                      Decrease in other assets                                                                    11,795
                      Increase in other liabilities                                                            4,024,808
                      Realized and unrealized gain on investments--net                                       (59,774,067)
                      Amortization of premium and discount--net                                                6,065,471
                                                                                                            ------------
                    Net cash provided by operating activities                                                 38,219,631
                                                                                                            ------------


Cash Provided       Proceeds from principal payments and sales of long-term securities                       425,884,838
by Investing        Purchases of long-term securities                                                       (411,739,146)
Activities:         Purchases of short-term investments                                                     (505,147,601)
                    Proceeds from sales and maturities of short-term investments                             498,589,000
                                                                                                            ------------
                    Net cash provided by investing activities                                                  7,587,091
                                                                                                            ------------


Cash Used for       Increase of borrowings--net                                                               11,418,582
Financing           Cash payments on capital shares repurchased                                              (30,967,135)
Activities:         Dividends paid to shareholders                                                           (25,971,238)
                                                                                                            ------------
                    Net cash used for financing activities                                                   (45,519,791)
                                                                                                            ------------


Cash:               Net increase in cash                                                                         286,931
                    Cash at beginning of year                                                                          0
                                                                                                            ------------
                    Cash at end of year                                                                     $    286,931
                                                                                                            ------------


Cash Flow           Cash paid for interest                                                                  $  9,928,825
Information:                                                                                                ============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                                                For the
                    The following per share data and ratios have                                                Period
                    been derived from information provided in                                                   Aug. 28,
                    the financial statements.                                       For the Year Ended         1992++ to
                                                                                       December 31,             Dec. 31,
                    Increase (Decrease) in Net Asset Value:                     1995       1994        1993       1992
Per Share           Net asset value, beginning of period                      $   8.22   $   9.32    $   9.37   $   9.50
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .55        .60         .65        .21
                    Realized and unrealized gain (loss) on
                    investments--net                                              1.23      (1.11)       (.01)      (.15)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.78       (.51)        .64        .06
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.50)      (.59)       (.59)      (.18)
                      Realized gain on investments--net                             --         --        (.08)        --
                      In excess of realized gain on investments--net                --         --        (.02)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.50)      (.59)       (.69)      (.18)
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                                    --         --          --       (.01)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.50   $   8.22    $   9.32   $   9.37
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $   8.25   $  7.375    $   8.75   $   9.25
                                                                              ========   ========    ========   ========


Total Investment    Based on market price per share                             19.00%     (9.18%)      1.77%     (5.78%)+++
Return:**                                                                     ========   ========    ========   ========
                    Based on net asset value per share                          22.94%     (4.97%)      7.02%       .46%+++
                                                                              ========   ========    ========   ========


Ratios to           Expenses, net of reimbursement and excluding
Average Net         interest expense.                                             .69%       .67%        .83%       .47%*
Assets:                                                                       ========   ========    ========   ========
                    Expenses, excluding interest expense                          .69%       .67%        .83%       .91%*
                                                                              ========   ========    ========   ========
                    Expenses                                                     3.70%      2.80%       2.30%      1.63%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.98%      6.93%       6.86%      6.54%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $470,683   $439,767    $517,147   $520,319
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          60.70%     94.71%     185.21%     48.17%
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.





NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Income Opportunities Fund 1999, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol IOF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Corporate debt securities, mortgage-backed securities, municipal securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers or by a pricing service, approved by the Fund's Board of Directors. Securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by and under the direction of the Fund's Board of Directors. Any securities denominated in a currency other than US dollars will be translated into US dollars on the valuation date.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of taxable net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to taxable net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distribution.


NOTES TO FINANCIAL STATEMENTS (concluded)


(g) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of average weekly net assets from January 19, 1994 to September 1, 1997, and 0.40% of average weekly net assets from September 1, 1997 through termination of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1995 were $415,049,778 and $425,500,398, respectively.

Net realized and unrealized gains (losses) as of December 31, 1995 were as follows:


                                    Realized      Unrealized
                                     Gains          Gains
                                    (Losses)       (Losses)

Long-term investments             $(1,822,166)    $8,428,911
Short-term investments                     --             (6)
Interest rate swaps                        --       (278,000)
Financial futures contracts                --        (15,242)
Short-sales                           (94,911)            --
Options written                        41,015             --
                                  -----------     ----------
Total                             $(1,876,062)    $8,135,663
                                  ===========     ==========


The Fund has entered into the following interest rate swaps as of December 31, 1995:


Notional       Interest Received            Interest Paid             Expiration
 Amount      Current Rate    Type     Current Rate       Type            Date

$ 4,000,000     5.938%    Variable*      4.82  %         Fixed         4/09/1996
 25,000,000     5.226%      Fixed        5.8731%       Variable*       3-5 years
 25,000,000     5.50 %      Fixed        5.5547%       Variable**      3-5 years


[FN]
 *3-Month LIBOR at reset date.
**6-Month LIBOR at reset date.

As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $8,428,905, of which $22,900,237 related to appreciated securities and $14,471,332 related to depreciated securities. The aggregate cost of investments at December 31, 1995 for Federal income tax purposes was $701,002,925.

Transactions in call options for the year ended December 31, 1995 were as follows:


                                    Number of      Premiums
Call Options Written                Contracts      Received
Outstanding call options written
at beginning of year                       --             --
Options written                            15     $   41,015
Options expired                           (15)       (41,015)
                                     --------     ----------
Outstanding call options written
at end of period                           --     $       --
                                     ========     ==========


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share. At December 31, 1995, total paid-in capital amounted to $480,238,526.

During the period, the Fund repurchased 3,904,800 shares of capital stock, at an average market price of $7.90, all of which have been retired.

5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

As of December 31, 1995, the Fund had entered into reverse repurchase agreements in the amount of $228,654,332. For the year ended December 31, 1995, the maximum amount of reverse repurchase agreements outstanding was $254,746,519, the average amount outstanding was $226,187,623, and the daily weighted average interest rate was 6.12%.

6. Capital Loss Carryforward:
At December 31, 1995, the Fund had a net capital loss carryforward of approximately $25,075,000, of which $17,404,000 expires in 2002 and $7,671,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On February 9, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.041666 per share, payable on February 29, 1996 to shareholders of record as of February 20, 1996.



<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
Income Opportunities Fund 1999, Inc.

We have audited the accompanying statement of assets, liabilities and capital of Income Opportunities Fund 1999, Inc., including the schedule of investments, as of December 31, 1995, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Income Opportunities Fund 1999, Inc. at December 31, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

(Ernst & Young LLP)
Princeton, New Jersey
February 6, 1996
</AUDIT-REPORT>